STEELCLOUD (LOGO)
transforming technology into results

14040 Park Center Road, Suite 210, Herndon, VA  20171; 703-674-5500,
Fax 703-674-5506
E-mail: info@steelcloud.com

FOR INVESTOR OR MARKETING INFORMATION CONTACT: WILLIAM D. HUGHES AT 703-674-5560, whughes@steelcloud.com FOR FINANCIAL INFORMATION PLEASE ACCESS OUR WEB SITE AT www.steelcloud.com

Press Release
FOR IMMEDIATE DISTRIBUTION

                     STEELCLOUD STRENGTHENS MANAGEMENT TEAM
                          ANNOUNCES EXECUTIVE PROMOTION

Dulles, VA - June 8, 2005 -- SteelCloud (Nasdaq: SCLD), a leading supplier of ready-to-deploy server appliances, security solutions and professional IT services, today announced the promotion of Brian Hajost to President effective immediately. Mr. Hajost served as Chief Operating Officer, from December 2003 to present. Mr. Hajost's responsibility will be to lead SteelCloud into new markets leveraging their appliance based compliance and security technology - and to drive higher-market value for SteelCloud's stock by expanding its product sales and margins. Mr. Hajost will report to SteelCloud's Chairman and CEO Thomas P. Dunne.

The appointment was made during a recent meeting of the Board of Directors. Thomas Dunne, Chairman and CEO of SteelCloud, commented, "With Brian's extensive technical background and vision, I am confident he will accelerate SCLD's transition from an appliance/server supplier into a company with expanded proprietary product offerings in the compliance and security markets. Since joining SteelCloud in 2001 Brian has demonstrated his keen understanding of the challenges and opportunities in the network security and compliance markets." "I am honored to accept this leadership position at SteelCloud," said Brian Hajost. "SteelCloud has a combination of assets that will drive the company to success, including innovative technology, a fantastic technical team, and exciting new markets to address. I look forward to positioning SteelCloud as a leader in the appliance based security and compliance markets."

BACKGROUND INFORMATION

Mr. Hajost, age 48, as mentioned has served as Chief Operating Office of SteelCloud since 2003. He previously held senior executive and management positions with TREEV, CheckFree/SSI, Wang, GEISCO, and Docutel/Olivetti. Mr. Hajost graduated with a BS in Industrial Marketing from Miami University, Oxford, Ohio.


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ABOUT STEELCLOUD

SteelCloud is a leading provider of ready-to-deploy server appliances, security solutions and professional IT services. The Company's ISO 9001:2000 certified Appliance Server Group designs and manufactures specialized servers and network appliances for volume users, large integrators and OEM customers. SteelCloud's Security Solutions Group delivers network security solutions in the form of security software, appliances and professional services. In addition, the Company's Advanced Technology Group designs and develops proprietary SteelCloud software products. Over its 17-year history, SteelCloud has won numerous awards for technical excellence and outstanding customer service. SteelCloud can be reached at 703-674-5500. Additional information is available at www.steelcloud.com.


"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR HISTORICAL INFORMATION, ALL OF THE STATEMENTS, EXPECTATIONS AND ASSUMPTIONS CONTAINED IN THE FOREGOING ARE FORWARD LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. IT IS POSSIBLE THAT THE ASSUMPTIONS MADE BY MANAGEMENT ARE NOT NECESSARILY THE MOST LIKELY AND MAY NOT MATERIALIZE. IN ADDITION, OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE THE FOLLOWING: BUSINESS CONDITIONS AND THE AMOUNT OF GROWTH IN THE COMPUTER INDUSTRY AND GENERAL ECONOMY; COMPETITIVE FACTORS; ABILITY TO ATTRACT AND RETAIN PERSONNEL, INCLUDING KEY SALES AND MANAGEMENT PERSONNEL; THE PRICE OF THE COMPANY'S STOCK; AND THE RISK FACTORS SET FORTH FROM TIME TO TIME IN THE COMPANY'S SEC REPORTS, INCLUDING BUT NOT LIMITED TO ITS ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORMS 10-Q; AND ANY REPORTS ON FORM 8K. STEELCLOUD TAKES NO OBLIGATION TO UPDATE OR CORRECT FORWARD-LOOKING STATEMENTS.



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